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                                                                    EXHIBIT 99.1


                                                                 (GOLDLEAF LOGO)


CONTACT:    GOLDLEAF FINANCIAL SOLUTIONS, INC.
            SCOTT MEYERHOFF, 678-728-4464


               GOLDLEAF TECHNOLOGIES RESPONDS TO PHISHING ATTEMPT

BRENTWOOD, Tenn. (May 27, 2006) -- Goldleaf Technologies, a unit of Goldleaf Financial Solutions, Inc. (NASDAQ:GFSI) and a leading provider of Web-based ACH and check conversion solutions, announced today that it has identified and responded to attempts to redirect users to fraudulent Web sites.

On Thursday, May 25, Goldleaf Technologies' IT staff identified an attempt to redirect its clients' customers to a phishing website to entice them to enter their personal financial information. To ensure the security of the network, the company temporarily suspended all Internet access to Goldleaf Technologies' Web site services.

Goldleaf Chief Executive Officer, Lynn Boggs, said, "We have identified and corrected the problem. We have fully restored our Web site, remote deposit and ACH services. In addition to contacting our customers, we have communicated with our vendor partners, regulators and law enforcement authorities. We are fully operational and will remain diligent in our security efforts."

ABOUT GOLDLEAF TECHNOLOGIES, INC.

Goldleaf Technologies, Inc. offers Web-based ACH, check conversion, and remote deposit solutions as well as feature-rich Web sites and intranets for community financial institutions. Goldleaf's e-payments solutions help financial institutions attract and retain profitable customers, increase core deposits, and generate recurring fee income. Goldleaf Technologies is a unit of Goldleaf Financial Solutions, Inc. (NASDAQ:GFSI). ABOUT GOLDLEAF FINANCIAL SOLUTIONS, INC.

Goldleaf Financial Solutions, Inc. offers a comprehensive package of advanced technology-based solutions specifically designed for community financial institutions. The Company's solutions include core data processing, item processing and check imaging, ACH origination and processing, remote check capture and deposit processing, accounts receivable financing solutions, teller automation systems, turn-key leasing solutions, financial institution Web site design and hosting, and retail inventory management. The Company's suite of products and services allow financial institutions and their small to medium-sized business customers to better compete in today's aggressive financial services marketplace, and grow their trusted financial relationships, while providing increased profitability through the efficient use of technology and an expanded community presence.

For more information about Goldleaf Financial Solutions, or its line of products for financial institutions, please visit us on the web at www.goldleaf.com.



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Goldleaf Technologies Responds to Phishing Attempt
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May 27, 2006


Some of the statements made in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which the company is unable to predict or control, that may cause the company's actual results or performance to materially differ from any future results or performance expressed or implied by the forward-looking statements. These statements involve risks and uncertainties, including, without limitation, risks and uncertainties associated with the company's ability to conduct its Web site services securely. These risks and uncertainties are in addition to other factors detailed from time to time in the company's SEC filings, including the section entitled "Risk Factors" in its most recent quarterly report on Form 10-Q. The company cautions investors that any forward-looking statements it makes are not necessarily indicative of future performance. The company is not responsible for updating the information contained in this press release beyond the published date, or for changes made to this document by wire services or Internet services.





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